DEQ SUP-1 122013
Summary and Statutory Prospectus Supplement dated December 20, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class Y of the Fund listed below:
Invesco Disciplined Equity Fund
In connection with the reorganization first described in the supplement to the Fund’s prospectus dated July 10, 2013, the Fund will close to all investors, effective the open of business on December 30, 2013.
DEQ SUP-1 122013